Financial Instruments (Details) - Schedule of Sensitivity Analysis	12 Months Ended
Dec. 31, 2023
Schedule Of Sensitivity Analysis Abstract
Valuation Technique, description	The fair value of the warrant liability has been calculated using a black scholes option model methodology.
Key Inputs, description	Key observable inputs ● Share price $4.21 (December 31, 2022: US $105.00) ● Risk-free interest rate 3.97% (December 31, 2022: 3.10%) ● Volatility 135.9% (December 31, 2022: 100.0%) ● Dividend yield 0% (December 31, 2022: 0%)
Inter-relationship between significant inputs and fair value measurement, description	The estimated fair value would increase (decrease) if: ● The share price was higher (lower) ● The risk-free interest rate was higher (lower) ● The dividend yield was lower (higher) ● The volatility spread was lower (higher)